Exhibit 99.1

Execution Version

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT is dated as of June 15, 2026 (this “Agreement”), by and among each stockholder of Huntsman Corporation, a Delaware corporation (“Huntsman”), set forth on Exhibit A hereto (each, a “Holder” and collectively, the “Holders”), Olin Corporation, a Virginia corporation (“Olin”), Olympus Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Olin (“First Merger Sub”), and Hook Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Olin (“Second Merger Sub” and, collectively with Olin and First Merger Sub, the “Olin Parties”).

W I T N E S S E T H:

WHEREAS, Olin, Huntsman, First Merger Sub and Second Merger Sub are entering into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented from time to time, the “Merger Agreement”) providing for, among other things, a strategic business combination transaction, pursuant to which either (a) the merger of Huntsman with and into Olin, with Olin surviving (the “Direct Merger”) or (b) (x) the merger of First Merger Sub with and into Huntsman (the “First Subsidiary Merger”), with Huntsman surviving as a direct wholly owned subsidiary of Olin, and (y) immediately following the First Subsidiary Merger, and as part of the same overall transaction as the First Subsidiary Merger, the Initial Surviving Company will be merged with and into Second Merger Sub (the “Second Subsidiary Merger” and, together with the First Subsidiary Merger, the “Subsidiary Mergers”), with Second Merger Sub surviving as a direct wholly owned subsidiary of Olin;

WHEREAS, as of the date hereof, each Holder Beneficially Owns (as defined below) such number of shares of Huntsman Common Stock set forth opposite such Holder’s name on Exhibit A hereto (with respect to each Holder, such shares are referred to herein as such Holder’s “Subject Shares”);

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and an inducement to the Olin Parties entering into the Merger Agreement, each Holder is entering into this Agreement with respect to its Subject Shares;

WHEREAS, each Holder delivers this Agreement to Huntsman and acknowledges that Huntsman, without being formally a party to this Agreement, shall be entitled to rely on such Holder’s performance of its obligations under this Agreement; and

WHEREAS, the Olin Parties desire that each Holder agree, and each Holder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of its Subject Shares (except as permitted in this Agreement), and to vote its Subject Shares that are outstanding as of the applicable record date in a manner so as to facilitate consummation of the Transactions.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Article I
GENERAL

1.1            Definitions. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

“Beneficial Owner” means, in respect of a security, the Person(s) who Beneficially Own(s) such security.

“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act and Regulation 13D-G thereunder.

“Immediate Family” means the spouse of an individual and the grandparents, parents, siblings and children (and children and spouses of any of the foregoing) of the individual or his or her spouse. An adopted child will be treated as a child of his or her adoptive parent or parents (but only if he or she was adopted before he or she reached 21 years of age).

“Permitted Transferee” means (1) any controlled Affiliate of such Holder which remains such, (2) a partner or member, active or retired, of such Holder or a stockholder of such Holder, (3) the estate of any such Holder or a trust established for the benefit of the descendants or any relatives or spouse of such Holder, (4) a parent corporation or wholly-owned subsidiary of such Holder or to a wholly-owned subsidiary of such parent unless and until such transferee ceases to be a parent or wholly-owned subsidiary of the Holder or a wholly-owned subsidiary of such parent, (5) a member of the Immediate Family of such Holder or (6) any Person in accordance with bona fide estate planning or estate administration purposes.

“Transfer” means, in respect of a Holder’s Subject Shares, any direct or indirect: (1) offer, sale, lease, assignment, encumbrance, loan, pledge, gift, hedge, short sale, distribution, grant of a security interest, hypothecation, disposition or other similar transfer or disposal (including, for the avoidance of doubt, any deposit, submission or other tendering into any tender or exchange offer), change, limit or entry into or acquisition of any derivative arrangement, by operation of law or otherwise and whether voluntary or involuntary, (2) entry into any option, contract, agreement or other arrangement to do any of the foregoing in clause (1) and (3) entry into any swap or any other agreement, transaction or series of transactions that results in an amount of Subject Shares subject to Article III that is less than the amount of Subject Shares subject to Article III as of the date hereof (including, in the case of each of clauses (1), (2) and (3), through the Transfer of any Person or any interest in any Person).

Article II
AGREEMENT TO RETAIN SHARES

2.1            Transfer and Encumbrance of Shares.

(a)            From the date hereof until the Termination Date (as defined below), each Holder shall not (i) Transfer any of its Subject Shares except as permitted by this Agreement, (ii) deposit any of its Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of its Subject Shares or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto or (iii) give instructions with respect to the voting of any of its Subject Shares in any manner that is inconsistent or otherwise take any other action with respect to any of its Subject Shares that would in any way restrict, limit or interfere with the performance by such Holder of its obligations hereunder or the transactions contemplated hereby.

(b)            Notwithstanding anything in this Agreement to the contrary, each Holder may Transfer its Subject Shares:

(i)            to one or more of its Affiliates or Permitted Transferees who, as a condition to the consummation of such Transfer, executes and delivers to Huntsman and Olin a written agreement, in form and substance reasonably acceptable to Olin, to assume such Holder’s obligations hereunder and to be bound by the terms of this Agreement to the same extent as such Holder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Subject Shares transferred as such Holder shall have made hereunder;

(ii)            with the prior written consent of Olin; or

(iii)            in connection with the satisfaction of the exercise price or a withholding tax liability incident to the vesting, exercise or settlement of any Huntsman Equity Awards.

2.2            Additional Purchases; Adjustments. Each Holder agrees that any shares of capital stock or other equity of Huntsman that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted such Holder’s Subject Shares as of the date hereof. Each Holder agrees that, in the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of Huntsman affecting the Subject Shares, the terms of this Agreement shall apply to resulting securities that are Beneficially Owned by such Holder.

2.3            Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Shares in violation of this Article II shall, to the fullest extent permitted by Law, be null and void ab initio. If any involuntary Transfer of any of such Holder’s Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the Termination Date.

Article III
AGREEMENT TO VOTE

3.1            Agreement to Vote. Prior to the Termination Date, each Holder irrevocably and unconditionally agrees that it shall, at any meeting of the stockholders of Huntsman (whether annual or special and whether or not an adjourned or postponed meeting), however called, appear at such meeting or otherwise cause such Holder’s Subject Shares that are outstanding as of the applicable record date and as to which such Holder has direct voting power to be counted as present thereat for purposes of establishing a quorum, and vote, or cause to be voted at such meeting, or, if any action is to be taken by written consent in lieu of a stockholder meeting, execute and deliver, or cause to be executed and delivered, a written consent with respect to, all such Subject Shares:

(a)            in favor of (A) the adoption of the Merger Agreement and, without limiting the penultimate sentence of this Section 3.1, any amended and restated Merger Agreement or amendment to the Merger Agreement (the “Merger Proposal”), and approving any other matters necessary for the consummation of the transactions contemplated by the Merger Agreement, including the Direct Merger and the Subsidiary Mergers, and all other matters presented to stockholders of Huntsman by the Huntsman Board in connection with the Merger Agreement, and (B) any proposal to adjourn or postpone any such meeting of the stockholders of Huntsman to a later date if there are not sufficient votes to adopt the Merger Proposal; and

(b)            against (A) any agreement, transaction or proposal that relates to a Huntsman Takeover Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Transactions or matters contemplated by the Merger Agreement; (B) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Huntsman or any of its Subsidiaries contained in the Merger Agreement or of such Holder contained in this Agreement; (C) any action or agreement that would reasonably be expected to result in (1) any condition to the consummation of the Transactions set forth in Article VIII of the Merger Agreement not being fulfilled or (2) any change to the voting rights of any class of shares of capital stock of Huntsman (including any amendments to Huntsman’s organizational documents); and (D) any other action that could reasonably be expected to impede, interfere with, materially delay, or materially and adversely affect the Transactions or this Agreement. Any attempt by such Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) its Subject Shares over which such Holder has direct voting power in contravention of this Section 3.1 shall be null and void ab initio. If such Holder is the Beneficial Owner, but not the holder of record, of any of its Subject Shares, such Holder agrees to use reasonable best efforts to cause such holder of record and any nominees to vote (or exercise a consent with respect to) all of such Subject Shares in accordance with this Section 3.1.

Notwithstanding anything herein to the contrary in this Agreement, this Section 3.1 shall not require any Holder to be present (in person or by proxy) or vote (or cause to be voted) any of its Subject Shares to amend, modify or waive any provision of the Merger Agreement in a manner that reduces or has the effect of reducing the amount or changes the form of the Merger Consideration payable, imposes any material restrictions on or additional material conditions on the payment of the Merger Consideration, extends the Outside Date or otherwise adversely affects such Holder (in its capacity as a stockholder of Huntsman) in any material respect. Notwithstanding anything to the contrary in this Agreement, each Holder shall remain free to vote (or execute consents or proxies with respect to) its Subject Shares with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(b) in any manner such Holder deems appropriate, including in connection with the election of directors of Huntsman.

Article IV
ADDITIONAL AGREEMENTS

4.1            Further Assurances. Each Holder agrees that from and after the date hereof and until the Termination Date, such Holder shall and shall cause its controlled Affiliates to take no action that would reasonably be likely to adversely affect or delay the ability to perform its respective covenants and agreements under this Agreement.

4.2            Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the Beneficial Owner of its Subject Shares and nothing herein is intended to or shall limit or affect any actions taken by such Holder or any of such Holder’s designees serving in his or her capacity as a director or officer of Huntsman (or a Subsidiary of Huntsman). The taking of any actions (or failures to act) by such Holder or such Holder’s designees serving as a director of Huntsman (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

Article V
REPRESENTATIONS AND WARRANTIES OF HOLDER

5.1            Representations and Warranties. Each Holder hereby represents and warrants to the Olin Parties as follows:

(a)            Ownership. As of the date hereof, such Holder does not Beneficially Own any shares of capital stock or other equity of Huntsman, other than such Holder’s Subject Shares listed opposite such Holder’s name or otherwise disclosed on Exhibit A. Such Holder is the sole record and beneficial owner of all of such Holder’s Subject Shares (other than shares as to which such Holder has disclaimed beneficial ownership as noted on Exhibit A), free and clear of all Liens of every nature whatsoever (including any restriction on the right to vote or otherwise Transfer such Subject Shares), except as provided under this Agreement, as noted on Exhibit A, or pursuant to any applicable restrictions on transfer under the Securities Act and, as to such Subject Shares that are subject to vesting or forfeiture, except as provided in the applicable benefit plans and award agreements of Huntsman.

(b)            Power to Vote and Dispose of Shares. Such Holder has, with respect to its Subject Shares, power to vote, issue instructions with respect to the matters set forth in Article III, agree to all of the matters set forth in this Agreement, take all actions required under this Agreement and Transfer its Subject Shares. Other than this Agreement, other than with respect to the Group of which the Holder is part, and other than applicable benefit plans and award agreements of Huntsman with respect to its Subject Shares that are subject to vesting or forfeiture, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which such Holder is a party obligating such Holder to Transfer or cause to be Transferred to any Person any of its Subject Shares and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of its Subject Shares.

(c)            Organization; Authority. If such Holder is an entity, such Holder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Holder has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. If such Holder is an individual, such Holder has all necessary legal capacity, power and authority to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Holder and (assuming due authorization, execution and delivery by each other party hereto), constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms except to the extent that enforceability may be limited by the Bankruptcy and Equity Exception; and no other action is necessary to authorize the execution and delivery by such Holder or the performance of such Holder’s obligations hereunder.

(d)            No Violation. The execution, delivery and performance by such Holder of this Agreement will not (i) violate any provision of any Law applicable to such Holder or by which any of such Holder’s Subject Shares are bound; (ii) violate any order, judgment or decree applicable to such Holder or any of its Affiliates or by which any of such Holder’s Subject Shares are bound; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which such Holder or any of its Affiliates is a party or any term or condition of its certificate of formation, limited liability company agreement or comparable organizational documents, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, prevent, impede or materially delay such Holder’s ability to satisfy its obligations under this Agreement or to consummate the Transactions on a timely basis.

(e)            Consents and Approvals. Neither the execution and delivery by such Holder of this Agreement, nor the performance of such Holder’s obligations hereunder, require such Holder or any of its Affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority or other Person, except such filings and authorizations as may be required under the Exchange Act.

(f)            Absence of Litigation. To the knowledge of such Holder, as of the date hereof, there is no Action pending against, or threatened in writing against, such Holder that would reasonably be expected, individually or in the aggregate, to prevent, impede or materially delay such Holder’s ability to satisfy its obligations under this Agreement or to consummate the Transactions on a timely basis.

(g)            Absence of Other Voting Agreements. None of the Subject Shares of such Holder is subject to any voting trust, proxy or other agreement, arrangement or restriction or other Lien with respect to voting, in each case, that is inconsistent with this Agreement. None of the Subject Shares of such Holder is subject to any pledge agreement pursuant to which such Holder does not retain voting rights with respect to its Subject Shares subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

Article VI
MISCELLANEOUS

6.1            No Solicitation. Each Holder, solely in its capacity as a stockholder of Huntsman, agrees that it will not, and will cause its controlled Affiliates not to, and will use reasonable best efforts to cause its and their Representatives not to, directly or indirectly, take any action that would violate Section 6.03 of the Merger Agreement as if such Holder were deemed to be Huntsman for purposes of Section 6.03 of the Merger Agreement. Notwithstanding the foregoing, in the event that Huntsman participates in discussions or negotiations with a Person regarding a Huntsman Takeover Proposal in accordance with Section 6.03 of the Merger Agreement, such Holder and/or any of its Representatives may engage in discussions or negotiations with such Person, provided that Huntsman remains at all times in full compliance with its obligations under Section 6.03 of the Merger Agreement.

6.2            Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement may only be brought against, the individual and entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party, provided that Huntsman, without being formally a party to this Agreement, shall be entitled to rely upon and enforce each Holder’s obligations under this Agreement. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement and not otherwise), no past, present or future director, manager, officer, employee, incorporator, member, partner, equityholder, Affiliate, agent, attorney, advisor, consultant or Representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of or made under this Agreement (whether for indemnification or otherwise) or of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated by this Agreement.

6.3            No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Olin any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the applicable Holder, and Olin shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Huntsman or exercise any power or authority to direct any Holder in the voting or disposition of any Subject Shares, except as otherwise expressly provided herein.

6.4            Disclosure. Each Holder agrees that it will not, and will cause its controlled Affiliates not to, and will use reasonable best efforts to cause its and their Representatives not to, make any public announcement or other communication to a third party regarding the Merger Agreement, the Transactions or this Agreement or the transactions contemplated hereby without the prior written consent of Olin, except (a) to Affiliates and Representatives of such Holder or (b) as may be required by applicable Law (provided that, to the extent it is reasonably practicable and permitted by applicable Law, reasonable notice of any such disclosure required by applicable Law will be provided to Olin, and such Holder will consider in good faith the reasonable comments of Olin with respect to such disclosure and otherwise reasonably cooperate with Olin in obtaining confidential treatment with respect to such disclosure, in each case, at Olin’s sole cost and expense). Each Holder consents to and authorizes the publication and disclosure by Huntsman and Olin of such Holder’s identity and holding of its Subject Shares, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement and the Transactions. Each Holder agrees to, as promptly as reasonably practicable, give Huntsman and Olin any information with respect to such Holder’s Beneficial Ownership of its Subject Shares as Huntsman and Olin may reasonably require for the preparation of any such disclosure documents, and such Holder agrees to promptly notify Olin and Huntsman of any required corrections with respect to any such information supplied by such Holder specifically for use in any such disclosure document, if and to the extent that any such information shall have, to the knowledge of such Holder, become false or misleading in any material respect.

6.5            Termination. This Agreement shall terminate at the earliest of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the date of any modification, waiver or amendment to any provision of the Merger Agreement that reduces or has the effect of reducing the amount or changes the form of the Merger Consideration payable, imposes any material restrictions on or additional material conditions on the payment of the Merger Consideration, extends the Outside Date or otherwise adversely affects such Holder (in its capacity as a stockholder of Huntsman) in any material respect, (iii) a Huntsman Adverse Recommendation Change, or (iv) the Conversion Time (such date, the “Termination Date”); provided that this Article VI shall survive the termination of this Agreement. Upon termination of this Agreement pursuant to this Section 6.5, this Agreement shall become void and of no further force or effect, with no liability on the part of any party hereto, provided, however, that no termination of this Agreement shall relieve any party hereto from any liability to any other party arising out of or in connection with a willful breach of this Agreement. Nothing in the Merger Agreement shall relieve any Holder from any liability arising out of or in connection with a willful breach of this Agreement.

6.6            Amendment. To the extent permitted by applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

6.7            Reliance. Each Holder understands and acknowledges that Huntsman and the Olin Parties are entering into the Merger Agreement and this Agreement in reliance upon such Holder’s execution and delivery of this Agreement.

6.8            Extension; Waiver. At any time and from time to time prior to the Closing, any party or parties hereto may, to the extent permitted by applicable Law and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties made to such party or parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party or parties hereto contained herein. Any agreement on the part of a party or parties hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

6.9            Express Third-Party Beneficiary. Huntsman may rely upon this Agreement and enforce the provisions hereof as an intended and express third-party beneficiary.

6.10            Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand, emailed (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto) or sent by overnight courier (providing proof of delivery) to the parties at the following email addresses and street addresses (or at such other email address or street address as shall be specified by like notice):

(a)            If to any Holder, to the address or electronic mail set forth for such Holder on Exhibit A hereto.

(b)            if to an Olin Party, to:

Olin Corporation
16290 Katy Freeway, Suite 600
Houston, TX 77094
Attention:      Angela Castle, Vice President & Chief Legal Officer

Email:              [***]

with a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP
Two Manhattan West
375 Ninth Avenue
New York, New York 10001
Attention:      Robert I. Townsend III

Joseph D. Zavaglia

Jin-Kyu Baek

Email:              Jin-Kyu Baek

[***]

[***]

(c)            if to Huntsman, to:

Huntsman Corporation
10003 Woodloch Forest Drive
The Woodlands, TX 77380

Attention:       Amy Smedley, Executive Vice President, General Counsel & Secretary

Email:              [***]

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention:      Daniel Wolf, P.C.

Rachael G. Coffey, P.C.

Email:              [***]

[***]

and

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention:       Brittany Scheier

Email:               [***]

6.11            Interpretation. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The words “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Unless otherwise specifically indicated, any Law defined or referred to herein means such Law as from time to time amended, modified or supplemented, including by succession of comparable successor Laws, and all rules and regulations promulgated thereunder. References to a Person are also to its permitted assigns and successors. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. As used in this Agreement, the “knowledge” of a Holder means the actual knowledge of such Holder, if such Holder is an individual, or any officer of such Holder after due inquiry, if such Holder is an entity.

6.12            Counterparts. This Agreement may be executed in one or more counterparts (including by electronic signature), all of which shall be considered one and the same agreement, and shall become effective when the remaining counterparts have been signed by each of the parties and delivered to the other parties.

6.13            No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties hereto are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

6.14            Entire Agreement. This Agreement (including any exhibits hereto), the Merger Agreement, the Confidentiality Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

6.15            Governing Law; Venue; Waiver of Jury Trial.

(a)            This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, and any claim arising out of, relating to or in connection with this Agreement shall be governed by the Laws of the State of Delaware, without regard to the conflict of Laws principles that would otherwise result in the application of any Law other than the Laws of the State of Delaware.

(b)            All Actions arising out of or relating to this Agreement or the Transactions shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over any Action, any state or federal court of competent jurisdiction within the State of Delaware). The parties hereby irrevocably (i) submit to the exclusive jurisdiction and venue of such courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action, (iii) agree to not attempt to deny or defeat such jurisdiction by motion or otherwise request for leave from any such court and (iv) agree to not bring any Action arising out of or relating to this Agreement or the Transactions in any court other than the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over any Action, any state or federal court of competent jurisdiction within the State of Delaware), except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 6.15 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties. Each party agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 6.10 of this Agreement. The parties hereto each agree that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(c)            EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.16            Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentence and except as set forth in Article II, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

6.17            Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties hereto and Huntsman (as an intended third-party beneficiary) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto further agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

6.18            Severability. If any term, condition or other provision of this Agreement is invalid, illegal or incapable of being enforced by, due to or as a result of any Law or public policy, all other terms, conditions and other provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party or such party waives its rights under this Section 6.18 with respect thereto. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that Transactions are fulfilled to the extent possible.

6.19            Liability. The rights and obligations of each of the Holders under this Agreement shall be several and not joint. All references to actions to be taken by the Holders, or representations and warranties to be made, under this Agreement refer to actions to be taken or representations and warranties to be made by Holders acting severally and not jointly. Except for any liability for claims, losses, damages, liabilities or other obligations arising out of a Holder’s failure to perform its obligations hereunder, Olin agrees that no Holder (in its capacity as a Holder of its Subject Shares) will be liable for claims, losses, damages, liabilities or other obligations resulting from or relating to the Merger Agreement, including any breach by Huntsman of the Merger Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

OLIN CORPORATION

By:	/s/ Kenneth T. Lane
Name:	Kenneth T. Lane
Title:	President and Chief Executive Officer

OLYMPUS MERGER SUB, INC.

By:	/s/ Inchan Hwang
Name:	Inchan Hwang
Title:	Secretary

HOOK MERGER SUB LLC

By:	/s/ Inchan Hwang
Name:	Inchan Hwang
Title:	Secretary

PETER HUNTSMAN

By:	/s/ Peter Huntsman
Name:	Peter Huntsman

P&B CAPITAL, L.C.

By:	/s/ Peter Huntsman
Name:	Peter Huntsman
Title:	Manager

[Signature Page to the Voting and Support Agreement]